Exhibit 10.35(e)

AMENDMENT NO. 1 TO
CORPORATE GUARANTY

This Amendment No. 1 to Corporate Guaranty (the “Amendment”) is made and entered into as of December 1, 2003 by Aames Financial Corporation (the “Guarantor”). This Amendment amends that certain Corporate Guaranty dated as of July 1, 2003 (the “Guaranty”) by Guarantor for the benefit of Countrywide Warehouse Lending (“Lender”).

R E C I T A L S

     A.  Guarantor has previously entered into the Guaranty for the benefit of Lender pursuant to which Guarantor has guaranteed the obligations of Aames Capital Corporation and Aames Funding Corporation (“Borrower”) under that certain Revolving Credit and Security Agreement by and between Lender and Borrower. Lender and Guarantor hereby agree that the Corporate Guaranty shall be amended as provided herein.

In consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

1. Section 10 (d) Representations and Warranties of Guarantor. Guarantor and Lender agree to amend Section 10(d) of the Corporate Guaranty as follows:

“Guarantor shall not permit its consolidated net worth determined in accordance with GAAP to be less than $34,000,000 through December 31, 2003 and $60,000,000 thereafter.”

2.      No Other Amendments. Other than as expressly modified and amended herein, the Guaranty shall remain in full force and effect and nothing herein shall affect the rights and remedies of Lender as provided under the Guaranty.

3. Capitalized Terms. Any capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Guaranty.

IN WITNESS WHEREOF, Guarantor, Lender and Countrywide have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first written above.

COUNTRYWIDE WAREHOUSE LENDING as Lender	AAMES FINANCIAL CORPORATION as Guarantor

By: Name:________________________________ Title:_________________________________	By: Name:___________________________ Title:____________________________